Summary Prospectus Supplement

June 18, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 18, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020

Emerging Markets Leaders Portfolio

The second sentence of the seventh paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques.

Please retain this supplement for future reference.

  IFIEMLSUMPROSPT 6/20